metrology

nanometrics

Predictive Metrics for a Nano World

OCD
Spectroscopic Ellipsometry
Overlay
Photoluminescence
Spectroscopic Reflectometry
FTIR

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Thin Film
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OCD
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Overlay
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FTIR
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Photoluminescence
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Integrated Metrology
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Nanometrics Incorporated
CIBC “Best Ideas” Conference
Bruce C. Rhine
Chairman of the Board
November 27, 2007
EXHIBIT 99.1

Forward Looking Statements
This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, such as statements regarding the expected reduction in industry cyclicality, usage and adoption rates of standalone and integrated metrology and the impact of these and other industry trends on the Nanometrics business.  These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which Nanometrics expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the risk that the Nanometrics and Accent businesses will not be integrated successfully; the risk that Nanometrics is unable to achieve its desired revenue mix or cost-reductions;
the risk that Nanometrics is unable to achieve its desired market position; and other economic, business, competitive and/or regulatory factors affecting Nanometrics’ businesses generally, including those set forth in Nanometrics’ filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management Discussion and Analysis section, its most recent Quarterly
Reports on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in this communication are based on information available to Nanometrics on the date hereof.  Nanometrics undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this communication to reflect events or circumstances after the date of this communication or to update reasons why actual results could differ from those anticipated in such forward-looking statements.

Why Nanometrics is a “Best Idea”
Positioned to outgrow the market
– NANO is a metrology leader weighted towards Flash, patterning
Transitioning from turnaround to profitable growth
– Merger integration complete
– Fixed to variable cost ratio declining
– Three straight quarters of improving margins
Strong competitive position, favorable market dynamics
– NANO’s core served markets have largely consolidated
– Customers want at least two strong suppliers
Breadth of products and customers worldwide
– Diversified globally
– Revenues derived from several markets

Semiconductor Growth: 2007
2007
Cell Phone Shipments
+10% (units)
2007
PC Shipments
+10% (Units)
2007
MP3/PMP
+20% (Units)
Cell Phones/Mobile 19.5%
Wired Communications 6.0%
Industrial/Military 8.2%
Automotive 6.3%
Consumer 20.5%
PC/Computer 39.6%
$252.1B / +1.8%
2007
Sources: iSuppli/Gartner/SIA Spring 2007 Forecast
SIA SEMICONDUCTOR INDUSTRY ASSOCIATION

nanometrics

Predictive Metrics for a Nano World

4 Consumer and Flash Driving Semiconductor Growth Digital consumer driving IC units Flash proliferates, drives IC area Semiconductor industry growth increasingly tied to worldwide GDP

Lifestyle Storage
Billions of MB
Data
Imaging
Audio
Video & PC
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Digital Camera
Media Player
USB Drive
Camcorder
Mobile Phone
Gaming
PC
Automotive
Other
15.4 Trillion MB
1.4 Billion MB
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Driver
Criteria
- Units (M)
- Storage (GB)
- Portable
- Durable
- Power
- Performance

nanometrics
Predictive Metrics for a Nano World

5 Flash Industry Elastic; Growth is Additive and Substitutional Projected Growth – NAND Flash units Source: Gartner

ETCH / STRIP
CYCLE REPEATED UP TO 35 TIMES
CLEAN
LITHOGRAPHY
TRACK
STEPPER
CMP
DEPOSITION
CVD
PVD
OXIDATION & DIFFUSION
RTP
METAL PLATING
FILM THICKNESS
OPTICAL CD METROLOGY
OVERLAY METROLOGY
PARTICLE / DEFECT INSPECTION

nanometrics
Predictive Metrics for a

Lithography Challenges Driving More Metrology
Capital-intense lithography driving shrinks
Shrinks require more, faster measurements to stay in control
– Growing number of metrology points per wafer
Driving growth in all NANO core markets
– Convergence of Film Thickness
and Optical CD metrology
– Overlay measurements becoming
more critical
– Integrated metrology needed to
speed product ramps
Result: more metrology
– Relative to Inspection
– Relative to Industry CapEx

Nanometrics Positioned to Outgrow the Market
Logic/Foundry
DRAM
Flash
Materials
Characterization
Total Capital Spending        Down 15%
0%
2%
4%
6%
8%
10%
Nanometrics Metrology Comps *
Nanometrics Customers
Logic Down 11%
Foundry Down 18%
DRAM Down 37%
Flash   Up 13%
Average Revenue Growth – Last 4 Qtrs
* Includes FEIC, KLAC, NVMI, RTEC
Total Capital Spending $48B
Total Wafer Fab Equipment $30B
Metrology/Process Control $5B
Increasing share to 17% (from 14% in 2007)
Metrology Segment Growth           5%
2008 Industry Estimates
Source: Pacific Crest Securities

8 Offering Full Complement of Metrology Products Integrated TF + OCD Materials Characterization Overlay

$160
$85
$233
$51

nanometrics
Predictive Metrics for a Nano World

Strong Position in Growing Markets
2006 TAM $530M *
*   Dataquest April 2007 and Company estimates
Integrated
Non-Metal Thin Film
(Transparent)
Optical CD
Overlay
• Litho challenges driving higher growth
• Market consolidation in our favor
• Emerging as best replacement for
$400+M CDSEM market
• Market consolidation in our favor
• Greater adoption, new applications
2010 TAM >$800M

Transitioning from Turnaround to Profitable Growth
Heavy M&A activity
– Accent and Soluris
Implementation of SOX
Costly litigation
Impact on profits
– Litigation and SOX
– GM affected by:
• Upgrade initiative
• Service losses
• Warranty expenses
– High OpEx
Increased revenue base
Global strength and scale
Expanding products and markets
New management
Driving profitability
– Integration Complete
– Moving fixed costs to variable
– OpEx reduced $3M/Qtr
Cash flow and predictability
– Improved business practices
NANO in 2006
Focused on Growth and Scale
NANO 2H 2007
Return to Profits

Quarterly Revenue ($M)
% of Revenue

nanometrics

Predictive Metrics for a Nano World

Operating Results Improving; Tracking Towards Model
$-
$5
$10
$15
$20
$25
$30
$35
$40
Q2'06 adj* Q3'06 adj* Q4'06 adj* Q1'07 adj* Q2'07 adj* Q3'07 adj*
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
Operating Margin Target
Gross Margin Target
* Excluding stock-based compensation and amortization of intangibles
Revenue

Market, Product and Customer Diversification
Product Revenues TME 6/30/06
(Average $15M/Qtr)
Japan  22%
Korea  18%
US
50%
5%
Other
Product Revenues YTD 2007
(Average $33M/Qtr)
5%
Taiwan
The Old NANO The New NANO
Japan  28%
Korea  14%
US 30%
19%
Europe/Other
China 9%
Standalone
TF/OCD
55%
Integrated
45%
Standalone
OL/TF/OCD
56%
Mat’l Char.
22%
Integrated
22%

Focused on Competitive, Profitable Growth
Positioned to outgrow the market
Weighted towards Flash and patterning
Revenues derived from broad products and markets
Market consolidation favorable to Nanometrics
Transitioning from turnaround to profits
– Merger integration complete
– Service organization profitable
– Reduced OpEx by $3 million per quarter
– More nimble cost structure
A new Nanometrics
– New team, new goals, new reward system!

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